UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

On May 17, 2016, Sunstone Hotel Investors, Inc. (the “Company”) issued 3,000,000 shares of 6.450% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series F Preferred Stock”). As set forth in the Articles Supplementary to the Company’s Articles of Amendment and Restatement, as amended and supplemented (the “Articles Supplementary”), establishing the rights and preferences of the Series F Preferred Stock filed with the State Department of Assessments and Taxation of the State of Maryland on May 16, 2016, the Series F Preferred Stock ranks senior to the Company’s common stock, par value $0.01 per share (“Common Stock”), and on parity with the Company’s 6.950% Series E Cumulative Redeemable Preferred Stock and future capital stock that the Company may later authorize or issue and that by their terms are on a parity with the Series F Preferred Stock. Holders of Series F Preferred Stock, when and as authorized by the board of directors of the Company, are entitled to cumulative cash dividends at the rate of 6.450% per annum of the $25.00 per share liquidation preference per share, equivalent to $1.6125 per annum per share. Dividends are payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2016. In addition to other preferential rights, the holders of Series F Preferred Stock are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of Common Stock in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.

Generally, Series F Preferred Stock are not redeemable by the Company prior to May 17, 2021. However, upon the occurrence of a “Change of Control” (as defined below), holders of Series F Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series F Preferred Stock) to convert some or all of the Series F Preferred Stock (the “Change of Control Conversion Right”) into a number of shares of Common Stock per Series F Preferred Stock to be converted equal to the lesser of:

•                  the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series F preferred dividend payment and prior to the corresponding Series F preferred dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Share Price (as defined below); and

•                  3.879 (the “Share Cap”), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right, holders of Series F Preferred Stock will not have any right to convert their shares of Series F Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series F Preferred Stock subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series F Preferred Stock, the following have occurred and are continuing:

•                  the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

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•                  following the closing of any transaction referred to in the bullet above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT LLC or the NASDAQ Stock Market (“NASDAQ”) or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT LLC or NASDAQ.

The “Change of Control Conversion Date” will be a business day occurring within 20 to 35 days following the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series F Preferred Stock.

The “Common Share Price” will be: (i) if the consideration to be received in the Change of Control by holders of shares of the Company’s Common Stock is solely cash, the amount of cash consideration per share of Common Stock, and (ii) if the consideration to be received in the Change of Control by holders of shares of the Company’s Common Stock is other than solely cash, the average of the closing price per share of Common Stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control.

A complete description of the Series F Preferred Stock is contained in the Articles Supplementary incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.

On May 17, 2016, the Company, as the sole managing member of Sunstone Hotel Partnership, LLC, its wholly owned subsidiary (the “Operating Partnership”), executed the Fifth Amended and Restated Limited Liability Company Agreement of the Operating Partnership (the “LLC Agreement”), among other things, creating a series of preferred units (the “Series F Preferred Units”) that mirrors the rights and preferences of the Series F Preferred Stock described above. At the closing of the offering, the proceeds were contributed by the Company to the Operating Partnership in exchange for 3,000,000 Series F Preferred Units.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 OTHER EVENTS

On May 17, 2016, the Company completed an underwritten public offering of 3,000,000 shares of Series F Preferred Stock (the “Offering”), for net proceeds of approximately $72.6  million after deducting the underwriting discount but before deducting any offering expenses.  The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-193311), a base prospectus, dated January 10, 2014, included as part of the registration statement, and a prospectus supplement, dated May 10, 2016, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  Attached hereto as Exhibit 5.1 is the opinion of Venable LLP relating to the legality of the shares of Series F Preferred Stock issued in connection with the closing of the offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1

Articles Supplementary designating the Series F Preferred Stock of Sunstone Hotel Investors, Inc. (incorporated by reference herein to Exhibit 3.5 of the Company’s Registration Statement on Form 8-A filed with the SEC on May 16, 2016).

3.2*	Fifth Amended and Restated Limited Liability Company Agreement of Sunstone Hotel Partnership, LLC.

5.1*	Opinion of Venable LLP.

23.1*	Consent of Venable LLP (included in Exhibit 5.1).

99.1*	Information relating to Item 14 of the Registration Statement on Form S-3 (File No. 333-193311).

*       Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 17, 2016	By:	/s/ BRYAN A. GIGLIA
Bryan A. Giglia
Executive Vice President-Chief Financial Officer, Treasurer and Secretary

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